Exhibit 10.19

PIERRE FOODS HOLDING CORPORATION

2009 OMNIBUS EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (this “Award Agreement”) is made and entered into by and between Pierre Foods Holding Corporation, a Delaware corporation (the “Company”), and         (the “Holder”).  Where the context permits, references to the Company or any of its Subsidiaries or Affiliates shall include the successors to the foregoing.

W I T N E S S E T H

WHEREAS, pursuant to the Pierre Foods Holding Corporation 2009 Omnibus Equity Incentive Plan, as attached hereto as Exhibit A (the “Plan”), the Company hereby grants to the Holder, effective as of the date hereof, a restricted stock award (the “Award”), subject to the terms and conditions set forth herein and in the Plan.

NOW THEREFORE, in consideration of services rendered and to be rendered by the Holder, and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

1.     Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

2.     Grant.  Subject to the terms of this Award Agreement, the Company hereby grants to the Holder an Award with respect to an aggregate of         Restricted Shares of Common Stock of the Company (the “Restricted Stock”), subject to adjustment under Section 5 of the Plan.

3.     Vesting.          of the Restricted Shares shall become vested on each of the first         anniversaries of the Grant Date.

4.     Continuance of Employment.  The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Award and the rights and benefits under this Award Agreement.  Employment or service for only a portion of the Restricted Period (as defined in Section 9(c)(1) of the Plan), even if a substantial portion, will not entitle the Holder to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Paragraph 8 below and under the Plan.

Nothing contained in this Award Agreement or the Plan constitutes an employment or service commitment by the Company, affects the Holder’s status as an employee at will who is subject to termination without Cause (as defined in Section 2(f) of the Plan), confers upon the Holder any right to remain employed by or in service to the Company or any of its Subsidiaries, interferes in any way with the right of the Company or any of its Subsidiaries at any time to terminate such employment or services, or affects the right of the Company or any of its Subsidiaries to increase or decrease the Holder’s other compensation or benefits.  Nothing in this paragraph, however, is intended to adversely affect any independent contractual right of the

Holder without his or her consent thereto.

5.     Dividend Rights.  The Holder shall be entitled to cash dividends subject to the Award only if and to the extent that such Shares became vested, provided that such rights shall terminate immediately as to any shares of Restricted Stock that are forfeited pursuant to Paragraph 8 below.

6.     Stockholders’ Agreement Restrictions on Transfer.  The Holder, by acceptance of the Award, shall be deemed to have agreed to become a party to the Second Amended and Restated Stockholders’ Agreement, dated as of September 30. 2010 (as may be amended from time to time, the “Stockholders’ Agreement”).  Subject to the terms of the Stockholders’ Agreement, prior to the time that they have become vested pursuant to Paragraph 3 hereof, neither the Restricted Stock, nor any interest therein or amount payable in respect thereof, may be sold, assigned, transferred, hypothecated, pledged, exchanged, charged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily.  The Stockholders’ Agreement also contains other transfer restrictions.  Subject to the terms of the Stockholders’ Agreement, the transfer restrictions in the preceding sentence shall not apply to (a) transfers to the Company, or (b) transfers by will or the laws of descent and distribution.

7.     Stock Certificates.

(a)           Certificates.  The Holder shall not have any rights with respect to any Award, unless and until the Holder has executed this Award Agreement and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date.  Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded (or such other appropriate evidence of ownership as determined by the Administrator).  During the Restricted Period, certificates representing the Restricted Stock, if appropriate, shall bear a legend to the effect that ownership of the Restricted Stock and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Award Agreement.  The Company may require that the share certificates evidencing Restricted Shares be held in the custody of the Company until the restrictions thereon shall have lapsed.

(b)           Delivery of Certificates Upon Vesting.  Promptly after the vesting of any shares of Restricted Stock pursuant to Paragraph 3 hereof and the satisfaction of any and all related tax withholding obligations pursuant to Paragraph 10, the Company shall deliver to the Holder a certificate or certificates evidencing the number of shares of Restricted Stock which have vested (or such lesser number of shares as may result after giving effect to Paragraph 10).  The Holder (or the beneficiary or personal representative of the Holder in the event of the Holder’s death or Disability, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company or its counsel may determine to be necessary or advisable in order to ensure compliance with all applicable laws, rules, and regulations with respect to the grant of the Award and the delivery of shares of Common Stock in respect thereof.  The Shares so delivered shall no longer be Restricted Shares hereunder.

(c)           Stock Power; Power of Attorney. Concurrently with the delivery of the stock certificates, the Holder shall deliver to the Company an executed stock power in the form attached hereto as Exhibit B, in blank, with respect to such shares, which will permit transfer to the Company of all or any portion of the Restricted Stock that shall be forfeited or that shall not become vested in accordance with the Plan and the Award Agreement.  The Company shall not deliver any share certificates in accordance with this Award Agreement unless and until the Company shall have received such stock power executed by the Holder.  The Holder, by acceptance of the Award, shall be deemed to appoint, and does so appoint by execution of this Award Agreement, the Company and each of its authorized representatives as the Holder’s attorney(s)-in-fact to effect any transfer of unvested forfeited shares (or shares otherwise reacquired by the Company hereunder) to the Company as may be required pursuant to the Plan or this Award Agreement and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.

8.     Effect of Termination of Employment or Services.

(a)   If the Holder ceases to be employed by or ceases to provide services to the Company or a Subsidiary (the date of such termination of employment or service is referred to as the Holder’s “Severance Date”), the Holder’s shares of Restricted Stock shall be forfeited to the Company to the extent such shares have not become vested pursuant to Paragraph 3 hereof upon the Severance Date (regardless of the reason for such termination of employment or service, whether with or without Cause, voluntarily or involuntarily, or due to death or Disability).  Upon the occurrence of any forfeiture of shares of Restricted Stock hereunder, such unvested, forfeited shares shall be automatically transferred to the Company as of the Severance Date, without any other action by the Holder (or the Holder’s beneficiary or personal representative in the event of the Holder’s death or Disability, as applicable).  No consideration shall be paid by the Company with respect to such transfer.  The Company may exercise its powers under Paragraph 7(c) hereof and take any other action necessary or advisable to evidence such transfer.  The Holder (or the Holder’s beneficiary or personal representative in the event of the Holder’s death or Disability, as applicable) shall deliver any additional documents of transfer that the Company may request to confirm the transfer of such unvested, forfeited shares to the Company.

(b)   Following the termination of the Holder’s employment with or service to the Company or any of its Affiliates for any reason, the Company shall have the rights set forth in Exhibit D attached hereto with respect to any Shares obtained by Holder pursuant to the Award Agreement, including any such Shares held by the Holder’s estate, successors, beneficiaries or transferees, as applicable.  However, the purchase price for such Shares as set forth in Exhibit D shall be reduced by the amount of the balance of any outstanding loan to the Holder from the Company.

9.     Adjustments.  Upon the occurrence of a Change in Capitalization as contemplated by Section 5 of the Plan, the Administrator shall make adjustments in accordance with such section in the number and kind of securities that may become vested under the Award or in the terms of any Award.  Any such adjustments will be made by the Administrator, whose determination will be final, binding and conclusive.

10.  Tax Withholding.  Subject to Section 13 of the Plan, upon any vesting of the Restricted Stock or, if the Holder makes an election under Section 83(b) of the Code in connection with such grant, the Holder shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Holder for federal and/or state income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the Award.  The Holder shall promptly notify the Company of any election made pursuant to Section 83(b) of the Code.  (A form of such election is attached hereto as Exhibit C.)  With the approval of the Administrator, a Holder may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted Shares, in each case, having a value equal to the minimum amount of tax required to be withheld.  Such Shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined.  Fractional share amounts shall be settled in cash.  Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award.  The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award.

11.  Notice.  Any notice to be given under the terms of this Award Agreement shall be in writing and addressed to the Company at its principal office to the attention of the Secretary, and to the Holder at the Holder’s last address reflected on the Company’s payroll records.  Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.  Any such notice shall be deemed to have been duly given on the date which it is personally delivered or, whether actually received or not, on the third business day after mailing in accordance with the foregoing provisions of this Paragraph 11.

12.  Incorporation of the Plan.  The Plan, as it exists on the date of this Award Agreement and as amended from time to time, is hereby incorporated by reference and made a part hereof, and the Restricted Stock and this Award Agreement shall be subject to all terms and conditions of the Plan.  In the event of any conflict between the provisions of this Award Agreement and the provisions of the Plan, the terms of the Plan shall control, except as expressly stated otherwise.  The Holder acknowledges having read and understood the Plan and this Award Agreement.  Unless otherwise expressly provided in other paragraphs of this Award Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not (and shall not be deemed to) create any rights in the Holder unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.  The term “Section” generally refers to provisions within the Plan; provided, however, the term “Paragraph” shall refer to a provision of this Award Agreement.

13.  Entire Agreement.  This Award Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof.  The Plan may be amended pursuant to Section 11 of the Plan.  This Award Agreement may be amended by the Board from time to time.  Any such amendment must be in writing and signed by the Company.  Any such amendment that materially and adversely affects the Holder’s rights under this Award Agreement requires the consent of the Holder in order to be effective with respect to the Award.  The Company may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Holder hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

14.  Counterparts.  This Award Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

15.  Section Headings.  The section headings of this Award Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

16.  Failure to Enforce Not a Waiver.  The failure of the Company to enforce at any time any provision of the Award Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

17.  Governing Law.  This Award Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

18.  Authority of the Administrator.  The Administrator shall have full authority to interpret and construe the terms of the Plan and this Award Agreement.  The determination of the Administrator as to any such matter of interpretation or construction shall be final, binding and conclusive.

19.  Binding Effect.  The Award Agreement shall apply to and bind the Holder and the Company and their respective permitted assignees or transferees, heirs, legatees, executors, administrators and legal successors.

20.  Tax Representation.  The Holder is advised to review with his or her own tax advisors the Federal, state, local and foreign tax consequences of the transactions contemplated by this Award Agreement.  The Holder is relying solely on such advisors and is not relying in any part on any statement or representation of the Company or any of its agents.  The Holder understands that he or she (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Award Agreement.

21.  Acceptance.  The Holder hereby acknowledges receipt of a copy of the Plan and this Award Agreement.  Holder has read and understands the terms and provisions thereof, and accepts the Restricted Stock subject to all the terms and conditions of the Plan and the Award Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed and delivered the Award Agreement on the day and year first written below.

PIERRE FOODS HOLDING CORPORATION

By:
Print Name:
Title:

HOLDER

Signature:
Print Name:
Address:

Telephone No.:
Social Security No.:
Date:

CONSENT OF SPOUSE

In consideration of the execution of the foregoing Restricted Stock Award Agreement by Pierre Foods Holding Corporation, I,                              , the spouse of the Holder therein named, do hereby join with my spouse in executing the foregoing Restricted Stock Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Dated:

Signature of Spouse

Print Name

EXHIBIT A

2009 Omnibus Equity Incentive Plan

1

EXHIBIT B

STOCK POWER

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award Agreement between Pierre Foods Holding Corporation, a Delaware corporation (the “Company”), and the individual named below (the “Individual”) dated as of              , the Individual, hereby sells, assigns and transfers to the Company, an aggregate          shares of Common Stock of the Company, standing in the Individual’s name on the books of the Company and represented by stock certificate number(s)                                               to which this instrument is attached, and hereby irrevocably constitutes and appoints                                                        as his or her attorney in fact and agent to transfer such shares on the books of the Company, with full power of substitution in the premises.

Dated

Signature

Print Name

(Instruction: Please do not fill in any blanks other than the signature line.  The purpose of the assignment is to enable the Company to exercise its sale/purchase option set forth in the Restricted Stock Award Agreement without requiring additional signatures on the part of the Individual.)

EXHIBIT C

Procedure for Filing a Section 83(b) Election

In order to make an election under section 83(b) of the Internal Revenue Code of 1986, as amended, a statement similar to that attached hereto should be executed by the employee.  Within thirty days after the restricted property has been transferred, one copy of this statement should be submitted to the employer and a second copy should be filed with the Internal Revenue Service Center with which the employee normally files his or her Federal income tax return.  In addition, a third copy should be attached to the employee’s Federal income tax return that is filed for the taxable year during which the restricted property is received by the employee

EXHIBIT C

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.             The name address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME OF TAXPAYER:

NAME OF SPOUSE:

ADDRESS:

IDENTIFICATION NO. OF TAXPAYER:

IDENTIFICATION NUMBER OF SPOUSE:

TAXABLE YEAR:

2.             The property with respect to which the election is made is described as follows:         restricted shares of common stock (the “Shares”) of Pierre Foods Holding Corporation (the “Company”), each having a par value of $0.01.

3.             The date on which the property was transferred is:               .

4.             The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the Terms and Conditions of the Pierre Foods Holding Corporation 2009 Omnibus Equity Incentive Plan, the Restricted Stock Award Agreement and any other agreements between the taxpayer and the Company (the “Agreements”).  These restrictions lapse upon the satisfaction of certain conditions in such Agreements.

3

5.             The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:  $               .

6.             The amount (if any) paid for such property is:  $               .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property.  The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:
Spouse of Taxpayer

4

EXHIBIT D

In the event of the termination of the Holder’s employment with the Company for any reason, the Company shall have the right, but not the obligation, to repurchase all or any portion of the then outstanding vested equity interests held by the Holder in accordance with the terms and conditions set forth in this Exhibit D (the “Call Right”).

(a)          Right to Repurchase.  In the event that the Holder’s employment with the Company is terminated for any reason , the Company shall have the right, but not the obligation, to repurchase all or any portion of the vested equity interests held by the Holder, the Holder’s estate, successors, beneficiaries or transferees, as applicable (each a “Holder”).  The purchase price for each equity interest (“Purchase Price”) shall be equal to the Fair Market Value of such equity interest on the date the Company exercises the Call Right.  For purposes of this Call Right, “Fair Market Value” shall mean, the value per equity interest determined pursuant to a valuation made in good faith by the Board and based upon a reasonable valuation method.

(b)          Exercise of Call Right.  The Company may by giving written notice (the “Notice”) to the Holder, elect to purchase all or any portion of the vested equity interests, at the purchase price determined in accordance with subsection (a) above.

(c)          Payment.  Payment of the applicable purchase price (as determined in accordance with subsection (a) above) shall be made, at the Company’s election, in cash, by check, by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company, or by any combination thereof, within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice, provided such payment may be delayed to the extent that any financing agreement to which the Company or any of its Affiliates is a party restricts such repurchase, in which case, the payment shall be made as soon practicable following the lapse of the restriction in the applicable financing agreement; provided further that the purchase price shall bear interest at 8% per year if it is not paid within the thirty (30) days stated and from the thirty-first (31) day until paid in full.

(d)          Termination of Call Right.  In the event of an Initial Public Offering, the Call Right shall immediately terminate as to any equity interests.  For purposes of this Call Right, an “Initial Public Offering” shall mean a bona fide public offering underwritten by a nationally recognized underwriter that involves a firm commitment underwriting of at least 25% of the common stock (on a fully diluted basis) of the Company.

5